UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 4, 2026

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

At the 2026 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 4, 2026 (the “2026 Annual Meeting”), the Company's stockholders approved the Helmerich & Payne, Inc. Amended & Restated 2024 Omnibus Incentive Plan (the “A&R 2024 Plan”). The A&R 2024 Plan is a stock and cash-based incentive plan and includes provisions by which the Company may grant selected officers, employees, consultants, and non-employee directors stock options, share appreciation rights, restricted shares and restricted share units, share bonuses, other share-based awards, and cash awards. The A&R 2024 Plan is more fully described in the Company’s Definitive Proxy Statement (the "Proxy Statement") for its 2026 Annual Meeting. The full text of the A&R 2024 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on January 22, 2026 and is incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2026 Annual Meeting, the Company's stockholders voted on the following matters with final voting results described below.

1.The individuals listed below were elected at the 2026 Annual Meeting to serve as Directors of the Company until the Company's Annual Meeting of Stockholders in 2027.

	For	Against	Abstain	Broker Non-Vote
Raymond John Adams III	80,379,542	893,532	86,664	11,002,381
Delaney M. Bellinger	79,769,338	1,491,057	99,343	11,002,381
Belgacem Chariag	79,456,792	1,797,286	105,660	11,002,381
Kevin G. Cramton	79,692,198	1,589,460	78,080	11,002,381
Randy A. Foutch	70,902,402	10,377,704	79,632	11,002,381
Hans Helmerich	79,663,221	1,641,098	55,419	11,002,381
Elizabeth R. Killinger	80,216,294	1,045,199	98,245	11,002,381
José R. Mas	79,713,313	1,089,058	557,367	11,002,381
Donald F. Robillard, Jr.	78,787,901	2,490,068	81,769	11,002,381
John D. Zeglis	75,002,614	6,275,198	81,926	11,002,381

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2026 was approved.

For	Against	Abstain
89,092,847	3,179,499	89,773

3. The advisory vote on the compensation of the Company's executives named in the Proxy Statement for the 2026 Annual Meeting was approved.

For	Against	Abstain	Broker Non-Vote
79,238,113	1,941,021	180,604	11,002,381
4. The proposal to approve the Amended and Restated 2024 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Vote
76,288,754	4,915,503	155,481	11,002,381

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title: Date:	Corporate Secretary March 6, 2026